Exhibit 10.19(b)

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

Dated as of October 2, 2003, but effective as of July 31, 2003 among

THE VAIL CORPORATION

(d/b/a "Vail Associates, Inc.),

as Borrower

BANK OF AMERICA, N.A.,

as Administrative Agent

and

The Agents and Required Lenders Party Hereto

SPECIAL NOTICE REGARDING MATERIAL NON-PUBLIC INFORMATION

THIS DOCUMENT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING THE COMPANY OR ITS SECURITIES.  BY ACCEPTING THIS DOCUMENT,  THE  RECIPIENT AGREES TO USE ANY SUCH  INFORMATION  IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment") is entered into as of October 2, 2003, but effective as of July 31, 2003, among THE VAIL CORPORATION, a Colorado corporation doing business as "Vail Associates, Inc." (the "Company"), the Required Lenders (as defined in the Credit Agreement referenced below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined).

R E C I T A L S

A. The Company has entered into that certain Third Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 10, 2003 (the "Credit Agreement"), with Bank of America, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), and certain other agents and lenders party thereto, providing for revolving credit loans and term loans in the aggregate principal amount of up to $425,000,000. Unless otherwise indicated herein, all capitalized terms used herein shall have the meanings set forth in the Credit Agreement, and all Section references herein are to sections in the Credit Agreement.

B. The Company has requested amendments to the "Management Fees and Distributions" covenant set forth in Section 9.9 of the Credit Agreement, and the "Funded Debt to Adjusted EBITDA" covenant set forth in Section 10.1(a) of the Credit Agreement. Required Lenders have agreed to such modifications and to otherwise amend the Credit Agreement as set forth herein.

In consideration of the foregoing and the mutual covenants contained herein, the Company, the Required Lenders, and the Administrative Agent agree as follows:

1. Amendments.

(a) Section 9.9 is hereby amended as follows:

(i) Clause (d) is hereby amended by deleting "and" from the end thereof.

(ii) Clause (e) is hereby amended by (i) replacing the parenthetical in the second line thereof with "(in addition to those described in clauses (c), (d), and (f) herein)", (ii) replacing the parenthetical beginning in the third line thereof with "(including any Distributions which exceed the amounts permitted under clauses (d) and (f) herein)", and (iii) substituting "; and" for the period at the end of clause (e).

(iii) The following is hereby added after clause (e):

(f) if no Default or Potential Default exists (or would result therefrom), VRI may make Distributions payable solely in the form of common stock or other common equity interests of VRI, so long as the aggregate amount of such Distributions made pursuant to this clause (f) on and after the Closing Date, in each case as calculated based on the market value of such common stock or other equity interests of VRI at the time of such Distributions, does not exceed $10,000,000.

(b) Section10.1(a) is amended to read in its entirety as follows:

(a) Funded Debt to Adjusted EBITDA. As calculated as of the last day of each fiscal quarter of the Restricted Companies, the Restricted Companies shall not permit the ratio of (i) the unpaid principal amount of Funded Debt existing as of such last day to (ii) Adjusted EBITDA for the four fiscal quarters ending on such last day to exceed the following:

As of the last day of each fiscal quarter ending January 31, April 30, and July 31 (other than July 31, 2003):	4.50 to 1.00
As of the last day of the fiscal quarter ending July 31, 2003, and as of the last day of each fiscal quarter ending October 31 (other than October 31, 2003):	5.00 to 1.00
As of the last day of the fiscal quarter ending October 31, 2003:	5.15 to 1.00

2. Amendment Fees. On the Effective Date (hereinafter defined), the Company shall pay (a) to Administrative Agent (for the ratable benefit of the Revolver Lenders consenting to this Amendment by the Consent Deadline), an amendment fee in an amount equal to 0.05% of the Committed Sum under the Revolver Facility of each such Revolver Lender as of the Effective Date, and (b) to Administrative Agent (for the ratable benefit of the Term Loan Lenders consenting to this Amendment on or prior to the Consent Deadline and for the ratable benefit of the Public Term Loan Lenders), an amendment fee in an amount equal to 0.05% of the portion of the Term Loan Principal Debt owed to each such Term Loan Lender as of the Effective Date. As used herein, "Consent Deadline" means on or prior to 12:00 p.m. CST on Thursday, October 2, 2003, and "Public Term Loan Lenders" means Terms Loan Lenders that are prohibited from reviewing the Amendment and related materials as a result of compliance with confidentiality obligations or applicable Laws. The failure of Borrower to comply with the provisions of this Paragraph 2 shall constitute a payment Default entitling Lenders to exercise their respective Rights under the Loan Papers.

3. Representations and Warranties. As a material inducement to the Required Lenders and the Administrative Agent to execute and deliver this Amendment, the Company represents and warrants to the Required Lenders and the Administrative Agent (with the knowledge and intent that Required Lenders are relying upon the same in entering into this Amendment) that (a) the Company has all requisite corporate authority and power to execute, deliver, and perform its obligations under this Amendment, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no Governmental Approvals, and do not violate its certificate of incorporation or its bylaws, (b) upon execution and delivery by the Company, the Administrative Agent, and the Required Lenders, this Amendment will constitute the legal and binding obligation of the Company, enforceable against it in accordance with this Amendment's terms, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors' rights generally, (c) all representations and warranties in the Loan Papers are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a specific date or the facts on which any of them are based have been changed by transactions contemplated or permitted by the Credit Agreement, and (d) no Default or Potential Default has occurred and is continuing.

4. Conditions Precedent to Effectiveness. This Amendment shall be effective on the date (the "Effective Date") upon which (a) Administrative Agent receives (i) counterparts of this Amendment executed by Borrower, Administrative Agent, and Required Lenders, and (ii) the Guarantors' Consent and Agreement executed by each Guarantor; and (b) Administrative Agent has received payment from Borrower of the amendment fees required to be paid to Consenting Revolver Lenders, Consenting Term Loan Lenders, and Public Term Loan Lenders on the Effective Date pursuant to Paragraph 2 hereof.

5. Expenses. The Company shall pay all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

6. Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) this Amendment is a "Loan Paper" referred to in the Credit Agreement, and the provisions relating to Loan Papers in Section 14 of the Credit Agreement are incorporated herein by reference, (g) this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Papers constitute the entire agreement and understanding among the parties hereto and supercede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (h) except as provided in this Amendment, the Credit Agreement, the Notes, and the other Loan Papers are unchanged and are ratified and confirmed.

7. Parties. This Amendment binds and inures to the benefit of the Company, the Administrative Agent, the Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.

Remainder of Page Intentionally Blank.

Signature Pages to Follow.
THE VAIL CORPORATION (D/B/A "VAIL ASSOCIATES, INC."), as the Company By: Name: Title:

BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer, a Revolver Lender, and a Term Loan Lender

By:

Name:

Title:

FLEET NATIONAL BANK, as Syndication Agent, L/C Issuer, and a Revolver Lender

By:

Name:

Title:

US BANK NATIONAL ASSOCIATION,
as Co-Documentation Agent, a Revolver Lender and a Term Loan Lender

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and a Revolver Lender

By:

Name:

Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Co-Documentation Agent and a Revolver Lender

By:

Name:

Title:

CREDIT LYONNAIS NEW YORK BRANCH,
as a Revolver Lender and a Term Loan Lender

By:

Name:

Title:

LASALLE BANK NATIONAL ASSOCIATION,
as a Revolver Lender

By:

Name:

Title:

HARRIS TRUST AND SAVINGS BANK,
as a Revolver Lender

By:

Name:

Title:

COMPASS BANK,
as a Revolver Lender

By:

Name:

Title:

WASHINGTON MUTUAL BANK,
as a Revolver Lender

By:

Name:

Title:

KZH SOLEIL-2 LLC,
as a Term Loan Lender

By:

Name:

Title:

,

as Term Loan Lender

By:

Name:

Title:

GUARANTORS' CONSENT AND AGREEMENT

As an inducement to Administrative Agent and Required Lenders to execute, and in consideration of Administrative Agent's and Required Lenders' execution of the foregoing, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Administrative Agent and Lenders, and the respective successors and assigns of each.

Vail Resorts, Inc.

Vail Holdings, Inc.

Beaver Creek Associates, Inc.

Beaver Creek Consultants, Inc.

Beaver Creek Food Services, Inc.

Breckenridge Resort Properties, Inc.

Complete Telecommunications, Inc.

GHTV, Inc.

Gillett Broadcasting, Inc.

Grand Teton Lodge Company

Heavenly Valley, Limited Partnership

Jackson Hole Golf and Tennis Club, Inc.

JHL&S LLC

Keystone Conference Services, Inc.

Keystone Development Sales, Inc.

Keystone Food & Beverage Company

Keystone Resort Property Management Company

Larkspur Restaurant & Bar, LLC

Lodge Properties, Inc.

Lodge Realty, Inc.

Mountain Thunder, Inc.

Property Management Acquisition Corp., Inc.

Rockresorts International, LLC

Rockresorts LLC

Rockresorts Cheeca, LLC

Rockresorts Equinox, Inc.

Rockresorts LaPosada, LLC

Rockresorts Wyoming, LLC

Rockresorts Casa Madrona, LLC

Rockresorts Rosario, LLC

Teton Hospitality Services, Inc.

The Village at Breckenridge Acquisition Corp., Inc.

Timber Trail, Inc.

VA Rancho Mirage I, Inc.

VA Rancho Mirage II, Inc.

VA Rancho Mirage Resort, L.P.

Vail/Arrowhead, Inc.

Vail Associates Holdings, Ltd.

Vail Associates Investments, Inc.

Vail Associates Real Estate, Inc.

Vail/Beaver Creek Resort Properties, Inc.

Vail Food Services, Inc.

Vail Resorts Development Company

Vail RR, Inc.

Vail Summit Resorts, Inc.

Vail Trademarks, Inc.

VAMHC, Inc.

VR Heavenly I, Inc.

VR Heavenly II, Inc.

VR Holdings, Inc.

By:

Name:________________________________________

Title:_________________________________________